                                                                    EXHIBIT 99.1

                                  May 9, 2000

                                 $725,286,984
                                 (Approximate)

                   [LOGO OF GREENPOINT CREDIT LLC APPEARS HERE]

                     Manufactured Housing Contract Trust
                   Pass-Through Certificates, Series 2000-3

                            GreenPoint Credit, LLC
                              Servicer and Seller

                            Group I:  $438,509,969
                            ----------------------
                $337,652,000 Fixed Rate Class I A Certificates $25,214,000 Fixed Rate Class I M-1 Certificates $19,733,000 Fixed Rate Class I M-2 Certificates $24,118,000 Fixed Rate Class I B-1 Certificates $31,792,969 Fixed Rate Class I B-2 Certificates

                       Computational Materials:  Group I

Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

Certificate Description

GROUP I

                                     Class I A      Class I M-1     Class I M-2     Class I B-1     Class I B-2
Principal Amount:                   $337,652,000     $25,214,000     $19,733,000     $24,118,000     $31,792,969
Ratings (S&P/Fitch):                  AAA/AAA           AA/AA            A/A           BBB/BBB         BBB/BBB

Wtd Avg. Life:                         4.86            9.03            9.03            5.66            11.58
Principal Payment Begins:            Month 1         Month 49        Month 49         Month 49        Month 91
Principal Payment Ends:             Month 168       Month 168       Month 168         Month 91        Month 168
Principal Payment
Window:                             168 months      120 months      120 months        43 months       78 months
Expected Final:                      May 2014        May 2014        May 2014       December 2007     May 2014
Last Sched. Distribution:           April 2030      April 2030      April 2030        November        April 2030
                                                                                         2020
Credit Enhancement                 Subordination   Subordination   Subordination   Subordination   Excess Spread
                                   Excess Spread   Excess Spread   Excess Spread   Excess Spread

First Distribution Date:             6/20/00         6/20/00         6/20/00         6/20/00         6/20/00
Distribution Date (1) :               20th            20th            20th            20th            20th
Delay Days:                            19              19              19              19              19
Accrued Interest:                   5/1/2000        5/1/2000        5/1/2000        5/1/2000        5/1/2000
Coupon Type:                         Fixed           Fixed           Fixed           Fixed           Fixed
Day Count:                           30/360          30/360          30/360          30/360          30/360
ERISA Eligible:                        Yes             No              No              No              No
SMMEA:                                 Yes             Yes             No              No              No

(1) Or the next business day if such a day is not a business day.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Title of Securities:                      GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series
                                          2000-3 (together, the "Certificates").

Description of Transaction:               The transaction consists of two Groups of Certificates:

                                          Group I

                                          Group I has a Senior/Subordinate structure with one class of senior certificates, Class
                                          I A, and four classes of subordinate certificates, Class I M-1 through Class I B-2.

                                          Group II

                                          Group II will be insured by MBIA and has one offered class of floating rate certificates
                                          (Class II A-1) and one offered class of auction rate certificates (Class II A-2).
                                          Both groups consist of actuarial and simple interest manufactured housing installment sales contracts, installment loan agreements and certain other assets. The trust will also issue Class R Certificates which are not being offered.

Credit Enhancement                        Credit enhancement for the Class I A, Class I M and Class I B-1 Certificates is provided by excess interest generated by the Group I Contracts and by the subordination of certain classes of Certificates thereto.

                                          Credit enhancement for the Class I B-2 Certificates is provided by a letter of credit
                                          (the "Class I B-2 Letter of Credit"), issued by GreenPoint Bank, and by excess interest generated by the Group I contracts. GreenPoint Bank is rated BBB/Baa2/A- by, respectively, S&P, Moody's and Fitch.

                                          Excess interest generated by the Group II contracts will also be available for credit enhancement of the Group I certificates after the payment of all due and owed interest and principal on the Group II certificates, as well as the payment of all fees, expenses, and reimbursements to MBIA, the servicer and other parties.

Class I B-2 Letter of Credit              The Class I B-2 Letter of Credit will only provide credit support for the Class I B-2
                                          Certificates, up to an amount equal to $31,792,969, plus accrued but unpaid interest on the Class I B-2 Certificates, as such amount is reduced from time to time by draws made thereunder. In no event will the amount of the Class I B-2 Letter of Credit exceed the certificate balance of the Class I B-2 Certificates, plus accrued but unpaid interest thereon.

Contract Pool:                            Group I contains approximately 15,140 fixed-rate contracts with an aggregate scheduled principal balance as of April 30, 2000 of approximately $438,509,969.22.

                                          $58,553,899.76 or 13.35% of the expected Group I Contract Pool is collateral that has been previously securitized and has been purchased by GreenPoint Credit, LLC through the exercise of clean-up calls (the "Previously Securitized Contracts"). Information with respect to the Loan-to-Value Ratio and the dispersion of new and used manufactured homes will not be available for all of the Previously Securitized
                                          Contracts. In addition, since the Previously Securitized Contracts were not originated by
                                          GreenPoint Credit, LLC, it is possible that the underwriting criteria relating to those
                                          Contracts is different from the underwriting criteria pursuant to which the other
                                          Contracts were originated. Further, since the Previously Securitized Contracts are more seasoned than the other Contracts, it is probable that the Previously Securitized
                                          Contracts will experience a different level of delinquencies and losses than the other
                                          Contracts.

                                          With respect to the Previously Securitized Contracts only, the weighted average
                                          Contract Rate is expected to be approximately 13.428% and the weighted average months since origination is expected to be approximately 149 months.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Advances:                                 The Servicer will advance its own funds to cover any shortfalls in payments of principal and interest due on the offered certificates and resulting from delinquent payments on the contracts in any month, to the extent it deems such amounts recoverable. Any advances made with respect to a distribution date will not exceed the amount of delinquent contract payments that were due in the prior month.

Trustee:                                  Bank One, National Association.

Lead Manager:                             Salomon Smith Barney.

Seller and Servicer:                      GreenPoint Credit, LLC.

Cut-Off Date:                             April 30, 2000.

Pricing Date(1):                          May [11/12], 2000.

Closing Date(1):                          May [18], 2000.

Form of Certificates:                     Book entry form, same day funds (through DTC, Euroclear and Clearstream).

Prepayment Pricing Speed:                 200% MHP.

Optional Termination:                     10% clean-up call, or, if the call is not exercised, a termination auction subject to certain requirements.

ERISA Considerations:                     Subject to certain considerations discussed in the prospectus supplement, the Class
                                          I A Certificates will be ERISA-eligible. The Class I M and Class I B Certificates will not be ERISA-eligible.

Taxation:                                 REMIC for federal income tax purposes.

Legal Investment:                         Class I A and Class I M-1 Certificates will be SMMEA-eligible.
                                          Class I M-2 through Class I B-2 Certificates will not be SMMEA-eligible.

Servicing Fee:                            The Monthly Servicing Fee will be equal to the product of one-twelfth of 1.00% of the
                                          Pool Scheduled Principal Balance for the related distribution date, whether or not the related scheduled payments on the Contracts are received. The available distribution amount will be net of the Monthly Servicing Fee.

Distribution Date                         For the Group I Certificates, the 20th day of each month or, if such day is not a business day, the next succeeding business day, beginning on June 20, 2000.
                                          Principal and interest distributions to Certificateholders on a distribution date are based on a Collection Period of the calendar month preceding such distribution date.
                                          Assuming payment on the 20th of each month, funds are distributed approximately 20 days after the related Collection Period.

Interest Accrual Period:                  With respect to each distribution date, the Group I Certificates will accrue interest during the preceding calendar month at the applicable pass-through rate on the certificate balance or adjusted certificate balance, as applicable, of the certificate immediately prior to the related distribution date, calculated on the basis of a 360-day year consisting of twelve 30-day months.

Pass-Through Rates:                       The Pass-Through Rates will be fixed at the time of pricing.

                                          The maximum Pass-Through Rates for the Group I Certificates will be the weighted average Net Contract Rates of the Group I Contracts.

                                          The Net Contract Rate for a Contract is, for each Distribution Date, the related
                                          Contract Rate on the first date of the related Collection Period minus 1.00%.

-----------------------
(1) Subject to change.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Principal Distribution:                The available distribution amount with respect to the Group I Contracts remaining after the distribution of interest on the Group I Certificates and the payment of certain fees and expenses of the Trust will be distributed to the Group I Certificates in the order described under "Distributions of Principal and Interest: Group I" below.

                                       Prior to the Cross-Over Date or, if a Principal Distribution Test has been violated, principal distributions to the Group I Certificates will be made sequentially to the
                                       Class I A Certificates, the Class I M-1 Certificates, the Class I M-2 Certificates, the
                                       Class I B-1 Certificates and the Class I B-2 Certificates.

                                       The Cross-Over Date will be the later to occur of (a) the Distribution Date occurring in June 2004 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the Adjusted
                                       Certificate Principal Balance of the Subordinated Certificates for such Distribution
                                       Date, and the denominator of which is the Group I Scheduled Principal Balance on such Distribution Date, equals or exceeds 1.5 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal Balance of the Subordinated Certificates, and
                                       the denominator of which is the Group I Scheduled Principal Balance on the Cut-off
                                       Date.

                                       After the Cross-Over Date, and for so long as a Principal Distribution Test has not been violated, the available distribution amount will be paid out pro rata to the Class
                                       I A, Class I M and Class I B Certificates.

Principal Distribution                 The Average Sixty-Day Delinquency Ratio is less than or equal to 6.0%, the Current
Tests:                                 Realized Loss Ratio is less than or equal to 3.5%; and the Cumulative Realized Losses are less than or equal to the percentage of the Cut-off Date Group I Scheduled
                                       Principal Balance set forth below:
                                                7.50% June 2004 through May 2005,
                                                8.50% June 2005 through May 2006,
                                                9.50% June 2006 through May 2007,
                                                11.00% June 2007 through May 2008, and
                                                11.00% thereafter.
                                       If a Principal Distribution Test is violated, all principal is allocated to pay down the most senior class of bonds outstanding (e.g., all principal is payable to the Class I A
                                       Certificates; in the event the Class I A Certificate balance is reduced to zero, all principal will be immediately payable to the Class I M-1 Certificates).

Allocation of Losses:                  Losses will be allocated first to the Class I B-2 certificates; second, to the Class I B-1 certificates; third, to the Class I M-2 certificates; and, fourth, to the Class I M-1 certificates in reduction of the respective adjusted certificate balance. After the adjusted certificate balances of the Class I B-2, Class I B-1, Class I M-2 and Class I M-1
                                       certificates have been reduced to zero, losses will be allocated to the Class I A
                                       Certificates.

Prospectus:                            The Certificates are being offered pursuant to a Prospectus supplemented by a
                                       Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the collateral securing them is contained in the
                                       Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distributions of Principal and Interest:  Group I

On each Distribution Date the Available Distribution Amount with respect to Group I, plus, with respect to clauses 10 and 11 below, draws under the Class I B-2 Letter of Credit, will be distributed in the following amounts and in the following order of priority:

1.    first, to the Class I A Certificates, the related Interest Distribution for such Distribution Date;
2.    second, to the Class I M-1 Certificates, the related Interest Distribution Amount for such Distribution Date;
3.    third, to the Class I M-2 Certificates, the related Interest Distribution Amount for such Distribution Date;
4.    fourth, to the Class I B-1 Certificates, the related Interest Distribution Amount for such Distribution Date;
5.    fifth, to the Class I A Certificates, the related Unpaid Principal Shortfall Amount, if any, for such Distribution Date;
6.    sixth, to the Class I A Certificates, the Class A Formula Principal Distribution Amount until the Certificate Principal
      Balance of the Class A Certificates is reduced to zero;
7.    seventh, to the Class I M-1 Certificates, (a) first, Liquidation Loss Interest Amount to the Class I M-1 Certificates,
      (b)
      second, Unpaid Liquidation Loss Interest Shortfall for the Class I M-1 Certificates, (c) third, Unpaid Certificate
      Principal Shortfall for the Class I M-1 Certificates and (d) fourth, Class I M-1 Formula Principal Distribution Amount until the Class I M-1 Certificate Principal Balance is reduced to zero;
8.    eighth, to the Class I M-2 Certificates, (a) first, Liquidation Loss Interest Amount to the Class I M-2 Certificates,
      (b)
      second, Unpaid Liquidation Loss Interest Shortfall for the Class I M-2 Certificates, (c) third, Unpaid Certificate
      Principal Shortfall for the Class I M-2 Certificates and (d) fourth, Class I M-2 Formula Principal Distribution Amount until the Class I M-2 Certificate Principal Balance is reduced to zero;
9.    ninth, to the Class I B-1 Certificates, (a) first, Liquidation Loss Interest Amount to the Class I B-1 Certificates, (b)
      second, Unpaid Liquidation Loss Interest Shortfall for the Class I B-1 Certificates, (c) third, Unpaid Certificate
      Principal
      Shortfall for the Class I B-1 Certificates and (d) fourth, Class I B-1 Formula Principal Distribution Amount until the
      Class I B-1 Certificate Principal Balance is reduced to zero;
10.   tenth, to the Class I B-2 Certificates, the related Interest Distribution Amount for such Distribution Date;
11.   eleventh, to the Class I B-2 Certificates, (a) first, Liquidation Loss Interest Amount to the Class I B-2 Certificates,
      (b)
      second, Unpaid Liquidation Loss Interest Shortfall for the Class I B-2 Certificates, (c) third, Unpaid Certificate
      Principal
      Shortfall for the Class I B-2 Certificates and (d) fourth, Class I B-2 Formula Principal Distribution Amount until the
      Class I B-2 Certificate Principal Balance is reduced to zero;
12.   twelfth, to GreenPoint Bank as Class I B-2 Letter of Credit Provider, an amount equal to any unreimbursed Class I B-2
      Enhancement Payments;
13.   thirteenth, to the Group II Certificate Account to cover any shortfall in the Group II Certificates; and
14.   finally, any remainder to the Class R Certificates.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Characteristics of GreenPoint Manufactured Housing Collateral

Collateral                             Group I (Fixed)

Principal Amount ($MM)                 $438,509,969.22
Number of Loans                        15,140
Average Loan Balance                   $28,963.67
Wtd. Avg. Rem. Term                    276.2 months
Wtd. Avg. Seasoning (1)                20.9 months
Wtd. Avg. APR                          11.588%
Top 5 States                           TX 10.88%
                                       NC 9.70%
                                       GA 8.38%
                                       FL 5.39%
                                       AL 4.01%

Information with respect to the Loan-to-Value Ratio and the dispersion of new and used manufactured homes is not electronically available for all Previously Securitized Contracts. A random sample of 865 loans, or approximately 16% of the total Previously Securitized Contracts, was reviewed. The Loan to Value and new home percentage represented below were determined through the random sample and were determined at the time the loan was originated.

                                      GreenPoint                       Previously
Collateral                            Originated                       Securitized Contracts
                                      Contracts
% New Contracts (by $)                82.9%                            88.4%
Wtd. Avg. LTV                         87.8%                            85.7%
% Land Homes                          28.6%                            N/A

--------------------
(1) 148 months for the Previously Securitized Contracts and 0.5 months for the other contracts.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I COLLATERAL TABLES
Group I: Geographical Distribution of Manufactured Homes

State                                    Count                       Balance         % by Balance
--------------------------------------------------------------------------------------------------
Alabama                                    650               $ 17,593,419.77                4.01%
Arizona                                    538               $ 13,830,975.24                3.15%
Arkansas                                   349               $ 10,466,631.86                2.39%
California                                 556               $ 10,657,816.62                2.43%
Colorado                                   208               $  7,424,485.92                1.69%
Connecticut                                  1               $     22,844.16                0.01%
Delaware                                    42               $  1,220,867.81                0.28%
Florida                                    842               $ 23,655,601.72                5.39%
Georgia                                  1,575               $ 36,761,002.66                8.38%
Hawaii                                       1               $     14,518.03                0.00%
Idaho                                       84               $  2,463,371.41                0.56%
Illinois                                   226               $  7,384,233.62                1.68%
Indiana                                    370               $ 12,266,567.35                2.80%
Iowa                                        57               $  1,927,204.82                0.44%
Kansas                                      82               $  2,673,226.66                0.61%
Kentucky                                   435               $ 14,785,351.20                3.37%
Louisiana                                  328               $ 12,076,381.24                2.75%
Maine                                       36               $  1,984,199.86                0.45%
Maryland                                    48               $  1,149,119.83                0.26%
Massachusetts                                3               $     76,678.38                0.02%
Michigan                                   375               $ 14,525,618.46                3.31%
Minnesota                                  157               $  3,463,664.53                0.79%
Mississippi                                309               $  7,328,912.30                1.67%
Missouri                                   358               $  9,519,699.18                2.17%
Montana                                     52               $  1,541,663.22                0.35%
Nebraska                                    62               $  2,331,245.92                0.53%
Nevada                                     149               $  4,302,710.69                0.98%
New Hampshire                               41               $  2,143,425.22                0.49%
New Jersey                                  23               $    504,417.28                0.12%
New Mexico                                 486               $  9,650,280.74                2.20%
New York                                   228               $ 10,375,830.06                2.37%
North Carolina                           1,402               $ 42,540,308.47                9.70%
North Dakota                                14               $    466,971.62                0.11%
Ohio                                       401               $ 14,970,727.40                3.41%
Oklahoma                                   274               $  9,471,182.33                2.16%
Oregon                                     270               $  7,497,915.20                1.71%
Pennsylvania                               277               $  7,941,713.93                1.81%
South Carolina                             671               $ 11,423,829.63                2.61%
South Dakota                                31               $  1,217,980.69                0.28%
Tennessee                                  606               $ 17,387,111.94                3.97%
Texas                                    1,352               $ 47,693,060.32               10.88%
Utah                                        28               $    800,674.47                0.18%
Vermont                                     35               $  2,036,586.68                0.46%
Virginia                                   422               $ 13,292,553.28                3.03%
Washington                                 390               $  8,690,314.30                1.98%
West Virginia                              179               $  5,548,828.23                1.27%
Wisconsin                                   56               $  1,651,591.30                0.38%
Wyoming                                     61               $  1,756,653.67                0.40%
--------------------------------------------------------------------------------------------------
Total                                   15,140               $438,509,969.22              100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Group I: Distribution of Original Principal Balances

Principal Balance                        Count                     Balance           % by Balance
--------------------------------------------------------------------------------------------------
$0 - $5,000                                  7             $     30,273.07               0.01%
$5,001 - $7,500                             74             $    475,766.57               0.11%
$7,501 - $10,000                           207             $  1,758,922.19               0.40%
$10,001 - $12,500                          401             $  3,396,906.46               0.77%
$12,501 - $15,000                          913             $  7,435,827.32               1.70%
$15,001 - $17,500                        1,304             $ 12,081,286.04               2.76%
$17,501 - $20,000                        1,338             $ 14,786,357.81               3.37%
$20,001 - $22,500                        1,101             $ 15,548,631.84               3.55%
$22,501 - $25,000                        1,075             $ 18,820,635.17               4.29%
$25,001 - $27,500                        1,046             $ 21,833,088.81               4.98%
$27,501 - $30,000                        1,004             $ 23,577,111.78               5.38%
$30,001 - $32,500                          841             $ 22,412,922.27               5.11%
$32,501 - $35,000                          762             $ 22,659,281.78               5.17%
$35,001 - $40,000                        1,154             $ 39,782,199.86               9.07%
$40,001 - $45,000                          788             $ 32,048,131.96               7.31%
$45,001 - $50,000                          673             $ 31,207,410.95               7.12%
$50,001 - $55,000                          520             $ 26,999,414.87               6.16%
$55,001 - $60,000                          429             $ 24,479,669.55               5.58%
$60,001 - $65,000                          322             $ 20,048,978.75               4.57%
$65,001 - $70,000                          242             $ 16,331,921.67               3.72%
$70,001 - $75,000                          200             $ 14,440,094.92               3.29%
$75,001 - $80,000                          165             $ 12,755,966.76               2.91%
$80,001 - $85,000                          125             $ 10,261,917.82               2.34%
Over $85,000                               449             $ 45,337,251.00              10.34%
--------------------------------------------------------------------------------------------------
Total                                   15,140             $438,509,969.22             100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Group I: Distribution of Contract Rates

Contract Rate                            Count                     Balance                  % by
                                                                                           Balance
--------------------------------------------------------------------------------------------------
6.75% -                   6.99%               2              $    181,207.94               0.04%
7.00% -                   7.24%               2              $    146,324.49               0.03%
7.25% -                   7.49%              13              $    866,715.37               0.20%
7.50% -                   7.74%              23              $  1,983,147.88               0.45%
7.75% -                   7.99%              36              $  3,074,669.95               0.70%
8.00% -                   8.24%             101              $  7,920,331.16               1.81%
8.25% -                   8.49%             222              $ 16,971,902.37               3.87%
8.50% -                   8.74%             354              $ 27,612,868.45               6.30%
8.75% -                   8.99%             306              $ 20,993,390.99               4.79%
9.00% -                   9.24%              81              $  5,266,208.37               1.20%
9.25% -                   9.49%              75              $  4,010,378.41               0.91%
9.50% -                   9.74%             151              $  9,275,523.25               2.12%
9.75% -                   9.99%             202              $ 11,311,005.78               2.58%
10.00% -                 10.24%             331              $ 17,351,877.39               3.96%
10.25% -                 10.49%             113              $  6,101,001.24               1.39%
10.50% -                 10.74%             338              $ 16,063,757.76               3.66%
10.75% -                 10.99%             345              $ 13,708,159.01               3.13%
11.00% -                 11.24%             639              $ 30,902,020.68               7.05%
11.25% -                 11.49%             210              $  8,612,472.95               1.96%
11.50% -                 11.74%             546              $ 22,119,794.80               5.04%
11.75% -                 11.99%             306              $  5,911,655.79               1.35%
12.00% -                 12.24%             246              $  8,503,268.51               1.94%
12.25% -                 12.49%             927              $ 29,697,471.08               6.77%
12.50% -                 12.74%             593              $ 16,415,737.95               3.74%
12.75% -                 12.99%           1,027              $ 18,669,355.48               4.26%
13.00% -                 13.24%             418              $  8,544,789.41               1.95%
13.25% -                 13.49%           1,508              $ 22,329,683.10               5.09%
13.50% -                 13.74%           1,355              $ 18,960,943.22               4.32%
13.75% -                 13.99%           1,349              $ 25,935,366.29               5.91%
14.00% -                 14.24%             416              $  9,481,780.45               2.16%
14.25% -                 14.49%             336              $  6,361,261.02               1.45%
14.50% -                 14.74%             285              $  5,467,767.56               1.25%
14.75% -                 14.99%             566              $  9,366,383.43               2.14%
15.00% -                 15.24%             336              $  6,304,837.67               1.44%
15.25% -                 15.49%             166              $  3,105,410.94               0.71%
15.50% -                 15.74%             614              $  9,296,769.27               2.12%
15.75% -                 15.99%             155              $  2,388,624.03               0.54%
16.00% -                 16.24%              74              $  1,229,487.11               0.28%
16.25+%                                     373              $  6,066,618.67               1.38%
--------------------------------------------------------------------------------------------------
Wtd                     11.588           15,140              $438,509,969.22             100.00%
Avg

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Group I: Distribution of Remaining Months to Maturity

Mos. to Maturity             Count                      Balance               % by Balance
------------------------------------------------------------------------------------------
  1 -             30         1,200             $  5,073,746.30                  1.16%
 31 -             60         2,398             $ 19,886,875.62                  4.54%
 61 -             90         1,068             $ 16,277,976.71                  3.71%
 91 -            120         1,567             $ 27,252,966.65                  6.21%
121 -            150           144             $  2,145,938.43                  0.49%
151 -            180         1,305             $ 26,424,537.44                  6.03%
181 -            210             9             $    255,369.00                  0.06%
211 -            240         2,448             $ 76,940,670.46                 17.55%
241 -            270             4             $    233,656.13                  0.05%
271 -            300           739             $ 30,591,158.46                  6.98%
301 -            360         4,258             $233,427,074.02                 53.23%
------------------------------------------------------------------------------------------
Wtd            276.2        15,140             $438,509,969.22                100.00%
Avg

Group I: Step Rate Contracts

                                                                     % of Contract
Step Rate                             Balance                           Pool
------------------------------------------------------------------------------------------
Non-Step Rate                        $419,820,150.47                       95.74%
RS1(1)                                    203,285.00                        0.05%
RS2(2)                                     63,646.99                        0.01%
RS3(3)                                 18,422,886.76                        4.20%
Total                                $438,509,969.22                      100.00%
------------------------------------------------------------------------------------------

(1) The Contract Rates for these Contracts increase by 251 basis points in the thirteenth month after origination.
(2) The Contract Rates for these Contracts increase by 226 basis points in the thirteenth month after origination.
(3) The Contract Rates for these Contracts increase by 125 basis points in the thirteenth month after origination and by an additional 125 basis points in the twenty-fifth month after origination.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Group I: Distribution of Original Loan-to-Value Ratios (GreenPoint Originated Contracts)

LTV                              Count                     Balance         % by Balance
---------------------------------------------------------------------------------------
0.001 - 50.499                     102              $  2,123,055.42             0.56%
50.500 - 60.499                     95              $  2,770,637.86             0.73%
60.500 - 70.499                    185              $  7,420,620.29             1.95%
70.500 - 80.499                  1,081              $ 39,159,963.36            10.31%
80.500 - 85.499                    865              $ 37,447,638.80             9.86%
85.500 - 90.499                  4,478              $168,601,353.85            44.37%
90.500 - 95.499                  2,658              $116,492,784.34            30.66%
95.499 - 100.000                   182              $  5,940,015.54             1.56%
---------------------------------------------------------------------------------------
Wtd 87.80                        9,646              $379,956,069.46           100.00%
Avg

Information with respect to the Loan-to-Value Ratio is not electronically available for all Previously Securitized Contracts. A random sample of 865 loans, or approximately 16% of the total Previously Securitized Contracts, was reviewed. The Loan to Value percentage at origination with respect to the random sample was 85.72%.

Group I: Distribution of Original Loan-to-Value Ratios (Sample of Previously Securitized Contracts)

LTV                          Count                 Balance                 % by
                                                                           Balance
---------------------------------------------------------------------------------------
         32 - 40                3               $   23,844.94               0.26
         41 - 50                3               $   21,867.33               0.24
         51 - 60                7               $   54,375.19               0.60
         61 - 70               15               $  205,995.29               2.26
         71 - 80              156               $1,585,627.31              17.42
         81 - 85              120               $1,227,546.94              13.48
         86 - 90              559               $5,962,729.97              65.49
         91 - 93                2               $   22,311.15               0.25
---------------------------------------------------------------------------------------
Wtd         85.72             865               $   9,104,298             100.00%
Avg

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Settle                   5/18/2000       Class           Balance        Class         Balance
First Pay                6/20/2000       I A         337,652,000.00     II A-1     161,777,015.00
II A-2 First Pay          7/8/2000       I M-1        25,214,000.00     II A-2     125,000,000.00
                                         I M-2        19,733,000.00
1YR CMT                    6.18600%      I B-1        24,118,000.00
1YR LIBOR                  7.25625%      I B-2        31,792,969.00

                     Scenarios     I        II        III        IV         V          VI        VII
                     FIX         0% MHP  150% MHP  175% MHP   200% MHP   225% MHP   250% MHP   300% MHP
                     ARM         0% MHP  150% MHP  200% MHP   250% MHP   300% MHP   350% MHP   400% MHP

To Call

                     Scenario      I        II        III       IV         V        VI       VII
Class I A            WAL          14.62      6.30      5.51      4.86      4.33     3.87      3.20
                     Maturity    2/2027    8/2018    4/2016    5/2014   11/2012   7/2011   12/2009
Class I M-1          WAL          21.36     10.57      9.74      9.03      8.44     7.91      7.18
                     Maturity    2/2027    8/2018    4/2016    5/2014   11/2012   7/2011   12/2009
Class I M-2          WAL          21.36     10.57      9.74      9.03      8.44     7.91      7.18
                     Maturity    2/2027    8/2018    4/2016    5/2014   11/2012   7/2011   12/2009
Class I B-1          WAL          16.58      6.07      5.84      5.66      5.50     5.37      5.17
                     Maturity   10/2020   11/2008    5/2008   12/2007    8/2007   4/2007   11/2006
Class I B-2          WAL          24.99     13.98     12.69     11.58     10.66     9.83      8.71
                     Maturity    2/2027    8/2018    4/2016    5/2014   11/2012   7/2011   12/2009
Class II A-1         WAL          15.01      3.85      3.01      2.48      2.11     1.84      1.63
                     Maturity   12/2021    9/2008   11/2006    8/2005   10/2004   3/2004   10/2003
Class II A-2         WAL          24.23     14.19     11.64      9.76      8.37     7.28      6.35
                     Maturity    3/2027    9/2018    5/2016    6/2014   12/2012   8/2011    1/2010

To Maturity

                    Scenarios      I        II        III       IV         V        VI       VII
Class I A           WAL           14.82      6.61      5.87      5.24      4.70     4.24      3.49
                    Maturity     3/2030    3/2030    3/2030    3/2030    3/2030   3/2030    3/2030
Class I M-1         WAL           21.73     11.18     10.52      9.95      9.45     9.02      8.31
                    Maturity     3/2030    3/2030    3/2030    3/2030    3/2030   3/2030    3/2030
Class I M-2         WAL           21.73     11.18     10.52      9.95      9.45     9.02      8.31
                    Maturity     3/2030    3/2030    3/2030    3/2030    3/2030   3/2030    3/2030
Class I B-1         WAL           16.58      6.07      5.84      5.66      5.50     5.37      5.17
                    Maturity    10/2020   11/2008    5/2008   12/2007    8/2007   4/2007   11/2006
Class I B-2         WAL           25.63     15.06     14.07     13.21     12.45    11.79     10.69
                    Maturity     3/2030    3/2030    3/2030    3/2030    3/2030   3/2030    3/2030
Class II A-1        WAL           15.01      3.85      3.01      2.48      2.11     1.84      1.63
                    Maturity    12/2021    9/2008   11/2006    8/2005   10/2004   3/2004   10/2003
Class II A-2        WAL           24.29     15.17     12.58     10.58      9.04     7.84      6.89
                    Maturity     1/2030    1/2030    1/2030    1/2030    1/2030   1/2030    1/2030

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  May 8, 2000
                                 $725,286,984
                                 (Approximate)


                         [LOGO FOR GREENPOINT CREDIT]


                      Manufactured Housing Contract Trust
                   Pass-Through Certificates, Series 2000-3

                            GreenPoint Credit, LLC
                              Servicer and Seller

                    Group II:  $286,777,015 (Approximate)
                   ---------------MBIA Guaranty-------------
             $161,777,015 Floating Rate Class II A-1 Certificates
              $125,000,000 Auction Rate Class II A-2 Certificates

                      Computational Materials:  Group II



Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

Certificate Description

GROUP II

----------------------------------------------------------------------------------------------------
                                           Class II A-1                    Class II A-2
Principal Amount:
Ratings (Moody's/S&P):                       Aaa/AAA                          Aaa/AAA

Wtd Avg. Life:                              2.48                                9.76
Principal Payment Begins:                  Month 1                           Month 63
Principal Payment Ends:                    Month 63                          Month 168
Principal Payment Window:                 63 months                          106 months
Expected Final (to call on A-2):          August 2005                        June 2014
Last Sched. Distribution:                January 2022                       [June 2031]

First Coupon:                               6/20/00                           7/10/00
Distribution Date(1):                        20th                               8th
Delay Days:                                    0                                 0
Accrued Interest:                         Settles Flat                       Settles Flat
Coupon Type:                               Floating                          Auction Rate
Day Count:                                Actual/360                          Actual/360
Authorized Denominations:               $50,000 and $1                       $25,000 and
                                          thereafter                    multiples thereafter
ERISA Eligible:                              Yes                                Yes
SMMEA:                                       Yes                                Yes
----------------------------------------------------------------------------------------------------

(1) Or the next business day if such a day is not a business day.



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Title of Securities:                      GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates,
                                          Series 2000-3 (together, the "Certificates").

Description of Transaction:               The transaction consists of two Groups of Certificates:
                                          Group I
                                          -------
                                          Group I has a Senior/Subordinate structure with one class of senior certificates, Class
                                          I A and four classes of subordinate certificates, Class I M-1 through Class I B-2.
                                          Group II
                                          --------
                                          Group II will be insured by MBIA and has one offered class of floating rate certificates
                                          (Class II A-1) and one offered class of auction rate certificates (Class II A-2).

                                          Both Groups consist of actuarial and simple interest manufactured housing installment sales contracts, installment loan agreements and certain other assets. The trust will also issue Class R Certificates which are not being offered.

Credit Enhancement                        Credit enhancement for the Group II A-1 and Class II A-2 Certificates will be provided by an insurance policy from MBIA and excess interest generated by the Group II
                                          Contracts.

                                          Excess interest generated by the Group I contracts will also be available for credit enhancement of the Group II certificates after the payment of all due and owed interest and principal on the Group I certificates, as well the payment of all fees, expenses and reimbursements to the senior and other parties.

Contract Pool:                            Group II contains approximately 6,677 floating-rate contracts with an aggregate scheduled principal balance as of April 30, 2000 of approximately $286,777,015.43

Advances:                                 The Servicer will advance its own funds to cover any shortfalls in payments of principal and interest due on the offered certificates and resulting from delinquent payments on the contracts in any month, to the extent it deems such amounts recoverable. Any advances made with respect to a distribution date will not exceed the amount of delinquent contract payments that were due in the prior month.

Trustee:                                  Bank One, National Association.

Auction Agent:                            Bankers Trust Company.

Lead Manager:                             Salomon Smith Barney.

Seller and Servicer:                      GreenPoint Credit, LLC.

Cut-Off Date:                             April 30, 2000.

Pricing Date(1):                          Class II A-1: May [11/12], 2000. Class II A-2: May [17], 2000.

Closing Date(1):                          May [18], 2000.

Form of Certificates:                     Book entry form, same day funds (through DTC, Euroclear and Clearstream).

Prepayment Pricing Speed:                 250% MHP.

Optional Termination:                     10% clean-up call, or, if the call is not exercised, a termination auction subject to certain requirements.

Servicing Fee:                            The Monthly Servicing Fee will be equal to the product of one-twelfth of 1.00% of the
                                          Pool Scheduled Principal Balance for the related distribution date, whether or not the related scheduled payments on the Contracts are received. The available distribution amount will be net of the Monthly Servicing Fee.

------------------------------

(1) Subject to change.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution Date                       Class II A-1
                                        ------------
                                        The 20th day of each month or, if such day is not a business day, the next succeeding business day, beginning on June 20, 2000. Principal and interest distributions to
                                        Certificateholders on a distribution date are based on a Collection Period of the calendar month preceding such distribution date. Assuming payment on the 20th of each month, funds are distributed approximately 20 days after the related Collection
                                        Period.

                                        Class II A-2
                                        ------------
                                        The 8th day of each month or, if such day is not a business day, the next succeeding business day, beginning on July 10, 2000. Interest and principal distributions to
                                        Certificateholders on the first distribution date are based on a Collection Period of the second calendar month preceding such distribution date. Assuming payment on the
                                        8th of each month, funds are distributed approximately 38 days after the related
                                        Collection Period.

Interest Accrual Period:                The Class II A-1 and Class II A-2 Certificates will accrue interest at a rate equal to the product of (i) the actual number of days during the interest period divided by 360 and
                                        (ii) the applicable pass-through rate on the certificate balance thereof immediately prior to such distribution date. For any distribution date, the interest period for the certificates is the period from and including the preceding distribution date (or from the closing date with respect to the first distribution date) through but excluding the day prior to the related distribution date.

Pass-Through Rates:                     The Class II A-1 Pass-Through Rates will be adjusted each month, based on changes in the London Interbank Offered Rate for one-month U.S. dollar deposits. The Class II
                                        A-2 Pass-Through Rate will be adjusted each month as specified by the auction procedures as described in Annex II and Annex III in the prospectus supplement. The pass-through rates on the offered certificates are capped at the weighted average of the net contract rates of the contracts.

                                        The amount of interest due in excess of the net contract rates ("Net Funds Cap
                                        Carryover Amount") is not rated or guaranteed under the MBIA policy but is payable to Certificateholders to the extent of funds available therefor before any funds are distributed to the Class R Certificates.

                                        The Net Contract Rate for a Group II Contract is defined as (a) for the first twelve
                                        Distribution Dates, the related Contract Rate on the first day of the related Collection
                                        Period minus 1.00% and (b) for each Distribution Date thereafter, the related Contract
                                        Rate on the first date of the related Collection Period minus 1.50%.

Principal Distribution:                 The available distribution amount with respect to the Group II Contracts remaining after the distribution of interest on the Group II Certificates and the payment of certain fees and expenses of the Trust will be distributed to the Group I Certificates in the order described under "Distributions of Principal and Interest: Group II" below.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Allocation of Losses:                      In the event that losses on the contracts reduce the amounts available for distribution to the Group II Class II A-1 certificates and Class II A-2 certificates and there is no payment under the certificate insurance policy, losses will be allocated pro rata among the Class II A-1 certificates and Class II A-2 certificates.

Group II Certificate Insurer:              Timely interest and principal payments on the Group II Certificates will be guaranteed by MBIA Insurance Corporation ("MBIA"). MBIA's claims-paying ability is rated
                                           AAA/Aaa by Standard & Poor's and Moody's. Payments of Net Funds Cap Carryover
                                           Amounts (as defined in the Prospectus Supplement) are not guaranteed by MBIA.

ERISA Considerations:                      Class II A-1 and Class II A-2 Certificates are ERISA-eligible.

Taxation:                                  REMIC for federal income tax purposes.

Legal Investment:                          Class II A-1 and Class II A-2 Certificates will be SMMEA-eligible.

Prospectus:                                The Certificates are being offered pursuant to a Prospectus supplemented by a
                                           Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the collateral securing them is contained in the
                                           Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Payments on Auction Rate Securities

-----------------------------------------------------------------------------------------------------------------------------------
                                             Initial
Class           Amount         Collection    Accrual   First      Auction   Auction Date          First Payment   Distribution
                               Period        Period    Auction    Period                                          Date
---------------------------------------------------------------------------------------------------------------------------------
A-2             $125,000,000   5/1/2000 --   53 days   7/7/2000   1 month   Business day before       7/10/2000   8th of each
                                 5/31/2000                                  distribution date                     month
---------------------------------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distributions of Principal and Interest:  Group II

Amounts distributable to holders of the Certificates shall be allocated on each Distribution Date in the following order of priority:

1. to pay interest on the Class II A-1 and Class II A-2 Certificates, pro rata based on the amount of interest to which they are entitled;

2. to pay principal of the Class II A-1 Certificates until the Class II A-1 Certificate Balance is reduced to zero; then to pay principal of the Class II A-2 Certificates until the Class II A-2 Certificate Balance is reduced to zero;

3. to make deposits, if required, to the Special Account as established under and required by the Insurance Agreement;

4. to pay any applicable Net Funds Cap Carryover Amounts (as defined in the Prospectus Supplement) to the Class II A-1 Certificateholders and the Class II A-2 Certificateholders pro rata on the basis of the Class II A-1 Net Funds Cap Carryover Amount and Class II A-2 Net Funds Cap Carryover Amount (as defined in the Prospectus Supplement), respectively;

5. to pay the Auction Agent certain amounts that may be required to be paid pursuant to the pooling agreement,

6. to the Group I Certificate Account to cover any shortfall on the Group I Certificates, and

7.  to pay any remaining available funds to the holder of the Class R
    Certificate


The Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Characteristics of GreenPoint Manufactured Housing Collateral

Collateral                               Group II (Floating)

Principal Amount ($MM)                   $286,777,015.43
Number of Loans                          6,677
Average Loan Balance                     $42,949.98

Wtd. Avg. Rem. Term                      313.5 months
Wtd. Avg. Seasoning                      0.9 months
Wtd. Avg. APR                            9.748%
Wtd. Avg. LTV                            89.24%
Percent LTV>=90.5% (by $)                22.74%
% New Contracts (by $)                   88.3%
Top 5 States                             TX 10.88%
                                         GA 8.24%
                                         AL 7.25%
                                         NC 7.05%
                                         FL 6.12%
Wtd. Avg. Periodic Cap                   2.000%
Wtd. Avg. Lifetime Cap                   14.748%
Index                                    99.83% 12M LIBOR
                                         0.17% 1-year CMT
Wtd. Avg. Margin                         4.994%
Land Homes                               12.6%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II COLLATERAL TABLES
Group II: Geographical Distribution of Manufactured Homes

State                                    Count                   Balance                        % by Balance
Alabama                                    507               $ 20,777,143.18                            7.25%
Arizona                                    124               $  5,609,424.50                            1.96%
Arkansas                                   119               $  4,141,529.09                            1.44%
California                                  29               $  1,051,975.64                            0.37%
Colorado                                    44               $  2,034,342.28                            0.71%
Delaware                                     6               $    232,418.93                            0.08%
Florida                                    339               $ 17,553,109.76                            6.12%
Georgia                                    500               $ 23,636,343.09                            8.24%
Idaho                                       35               $  1,602,473.62                            0.56%
Illinois                                   109               $  3,976,423.80                            1.39%
Indiana                                    149               $  6,930,272.90                            2.42%
Iowa                                       149               $  5,749,964.31                            2.01%
Kansas                                     104               $  4,490,406.07                            1.57%
Kentucky                                   349               $ 13,986,442.65                            4.88%
Louisiana                                  187               $  7,191,784.32                            2.51%
Maine                                       12               $    724,849.00                            0.25%
Maryland                                    20               $    904,725.16                            0.32%
Michigan                                   264               $ 12,597,652.13                            4.39%
Minnesota                                  112               $  4,308,477.18                            1.50%
Mississippi                                434               $ 16,448,383.76                            5.74%
Missouri                                   248               $  9,192,349.50                            3.21%
Montana                                     37               $  1,508,545.16                            0.53%
Nebraska                                    27               $  1,230,211.96                            0.43%
Nevada                                      27               $  1,680,594.24                            0.59%
New Hampshire                                6               $    377,418.85                            0.13%
New Jersey                                   3               $    114,292.63                            0.04%
New Mexico                                  30               $  1,324,373.82                            0.46%
New York                                    12               $    476,976.18                            0.17%
North Carolina                             450               $ 20,220,405.35                            7.05%
North Dakota                                30               $  1,301,803.19                            0.45%
Ohio                                       123               $  5,223,605.66                            1.82%
Oklahoma                                   120               $  4,757,100.88                            1.66%
Oregon                                      98               $  5,303,939.09                            1.85%
Pennsylvania                                59               $  2,482,357.62                            0.87%
South Carolina                             330               $ 13,722,669.42                            4.79%
South Dakota                                99               $  4,086,316.75                            1.42%
Tennessee                                  206               $  8,387,730.82                            2.92%
Texas                                      728               $ 31,193,055.53                           10.88%
Utah                                        35               $  2,069,732.47                            0.72%
Vermont                                      6               $    277,223.42                            0.10%
Virginia                                    91               $  3,851,964.49                            1.34%
Washington                                  88               $  5,532,192.89                            1.93%
West Virginia                              121               $  4,115,477.21                            1.44%
Wisconsin                                   83               $  3,061,135.90                            1.07%
Wyoming                                     28               $  1,337,401.03                            0.47%
-------------------------------------------------------------------------------------------------------------
Total                                    6,677               $286,777,015.43                          100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Group II: Distribution of Original Principal Balances

Principal Balance                  Count            Balance                       % by Balance
----------------------------------------------------------------------------------------------
$     0 -        $ 5,000             1              $      4,163.69                      0.00%
$ 5,001 -        $ 7,500             6              $     39,567.01                      0.01%
$ 7,501 -        $10,000            35              $    303,855.97                      0.11%
$10,001 -        $12,500            45              $    497,513.50                      0.17%
$12,501 -        $15,000            87              $  1,184,011.32                      0.41%
$15,001 -        $17,500            96              $  1,566,571.49                      0.55%
$17,501 -        $20,000           112              $  2,082,188.68                      0.73%
$20,001 -        $22,500           163              $  3,465,056.44                      1.21%
$22,501 -        $25,000           254              $  6,049,178.10                      2.11%
$25,001 -        $27,500           359              $  9,424,205.23                      3.29%
$27,501 -        $30,000           397              $ 11,396,346.88                      3.97%
$30,001 -        $32,500           429              $ 13,398,152.46                      4.67%
$32,501 -        $35,000           484              $ 16,335,899.75                      5.70%
$35,001 -        $40,000           867              $ 32,417,292.23                     11.30%
$40,001 -        $45,000           701              $ 29,781,221.69                     10.38%
$45,001 -        $50,000           659              $ 31,231,352.00                     10.89%
$50,001 -        $55,000           576              $ 30,182,600.19                     10.52%
$55,001 -        $60,000           435              $ 24,934,129.21                      8.69%
$60,001 -        $65,000           298              $ 18,555,565.32                      6.47%
$65,001 -        $70,000           218              $ 14,684,823.86                      5.12%
$70,001 -        $75,000           124              $  8,971,066.61                      3.13%
$75,001 -        $80,000            78              $  6,030,610.09                      2.10%
$80,001 -        $85,000            67              $  5,532,867.97                      1.93%
                >$85,000           186              $ 18,708,775.74                      6.52%
----------------------------------------------------------------------------------------------
Total                            6,677              $286,777,015.43                    100.00%

Group II: Distribution of Original Loan-to-Value Ratios

LTV                                Count               Balance                  % by Balance
--------------------------------------------------------------------------------------------
0.001   -         50.499           43             $    952,709.92                      0.33%
 50.5   -         60.499           29             $    789,293.76                      0.28%
 60.5   -         70.499           50             $  1,899,663.83                      0.66%
 70.5   -         80.499          507             $ 20,488,535.33                      7.14%
 80.5   -         85.499          495             $ 22,195,141.30                      7.74%
 85.5   -         90.499        3,926             $170,416,819.17                     59.42%
 90.5   -         95.499        1,518             $ 66,102,237.09                     23.05%
 95.5   -        100.000          109             $  3,932,615.03                      1.37%
--------------------------------------------------------------------------------------------
Wtd.               89.24        6,677             $286,777,015.43                    100.00%
Avg

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Group II: Distribution of Contract Rates

    Contract Rate            Count               Balance                   % by Balance
----------------------------------------------------------------------------------------------------
 6.75% -       6.99%           1             $     85,801.48                     0.03%
 7.00% -       7.24%          20             $  1,440,694.07                     0.50%
 7.25% -       7.49%          92             $  7,337,467.35                     2.56%
 7.50% -       7.74%         109             $  8,500,974.93                     2.96%
 7.75% -       7.99%          48             $  2,680,764.78                     0.93%
 8.00% -       8.24%          85             $  4,447,781.75                     1.55%
 8.25% -       8.49%         229             $ 12,929,684.87                     4.51%
 8.50% -       8.74%         232             $ 14,475,745.70                     5.05%
 8.75% -       8.99%         893             $ 46,727,873.40                    16.29%
 9.00% -       9.24%         121             $  6,126,997.23                     2.14%
 9.25% -       9.49%         613             $ 28,324,425.80                     9.88%
 9.50% -       9.74%         132             $  6,083,379.63                     2.12%
 9.75% -       9.99%         397             $ 19,079,242.18                     6.65%
10.00% -      10.24%         883             $ 32,967,514.38                    11.50%
10.25% -      10.49%         312             $ 13,608,045.25                     4.75%
10.50% -      10.74%         227             $  9,055,979.05                     3.16%
10.75% -      10.99%         106             $  4,554,015.31                     1.59%
11.00% -      11.24%         663             $ 23,571,702.87                     8.22%
11.25% -      11.49%         177             $  6,313,705.41                     2.20%
11.50% -      11.74%         324             $ 11,407,156.36                     3.98%
11.75% -      11.99%         206             $  6,572,558.82                     2.29%
12.00% -      12.24%         219             $  6,115,754.03                     2.13%
12.25% -      12.49%         109             $  3,207,662.68                     1.12%
12.50% -      12.74%          73             $  2,067,447.32                     0.72%
12.75% -      12.99%         180             $  3,582,112.59                     1.25%
13.00% -      13.24%          46             $  1,329,180.35                     0.46%
13.25% -      13.49%          31             $    717,192.12                     0.25%
13.50% -      13.74%          28             $    812,533.12                     0.28%
13.75% -      13.99%           4             $    107,538.84                     0.04%
14.00% -      14.24%          74             $  1,578,610.89                     0.55%
14.25% -      14.49%           3             $     87,234.76                     0.03%
14.50% -      14.74%          20             $    471,144.90                     0.16%
14.75% -      14.99%           2             $     68,975.50                     0.02%
15.00% -      15.24%           3             $     58,590.33                     0.02%
15.50% -      15.74%           8             $    143,425.95                     0.05%
16.00% -      16.24%           2             $     44,439.32                     0.02%
             16.25+%           5             $     93,662.11                     0.03%
--------------------------------------------------------------------------------------
Wtd           9.748        6,677             $286,777,015.43                   100.00%
Avg

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Group II: Distribution of Remaining Months to Maturity

Mos. to Maturity       Count                 Balance                  % by Balance
-----------------------------------------------------------------------------------
  1 -  30                   2             $      8,992.71                     0.00%
 31 -  60                  19             $    267,614.29                     0.09%
 61 -  90                  26             $    378,170.55                     0.13%
 91 - 120                 118             $  2,164,474.12                     0.75%
121 - 150                  48             $    830,040.52                     0.29%
151 - 180                 507             $ 11,658,131.89                     4.07%
211 - 240               2,102             $ 72,941,142.41                    25.43%
241 - 270                   1             $     26,831.57                     0.01%
271 - 300                 534             $ 22,201,745.89                     7.74%
301 - 360               3,320             $176,299,871.48                    61.48%
-----------------------------------------------------------------------------------
Wtd 313.5               6,677             $286,777,015.43                   100.00%
Avg


Group II: Distribution of Maximum Cap

Max Cap                      Count                Balance               % by Balance
-------------------------------------------------------------------------------------
11.51% - 12.00%                21              $  1,526,495.55                 0.53%
12.01% - 12.50%               201              $ 15,838,442.28                 5.52%
12.51% - 13.00%               133              $  7,128,546.53                 2.49%
13.01% - 13.50%               461              $ 27,405,430.57                 9.56%
13.51% - 14.00%             1,014              $ 52,854,870.63                18.43%
14.01% - 14.50%               745              $ 34,407,805.43                12.00%
14.51% - 15.00%             1,278              $ 51,972,453.42                18.12%
15.01% - 15.50%               539              $ 22,663,510.88                 7.90%
15.51% - 16.00%               768              $ 28,098,998.52                 9.80%
16.01% - 16.50%               503              $ 17,796,955.19                 6.21%
16.51% - 17.00%               426              $ 12,713,755.65                 4.43%
17.01% - 17.50%               182              $  5,275,110.00                 1.84%
17.51% - 18.00%               226              $  4,911,292.94                 1.71%
18.01% - 18.50%                59              $  1,529,725.24                 0.53%
18.51% - 19.00%                78              $  1,686,149.73                 0.59%
19.01% - 19.50%                23              $    558,379.66                 0.19%
19.51% - 20.00%                 5              $    127,565.83                 0.04%
20.01% - 20.50%                 8              $    143,425.95                 0.05%
20.51% - 21.00%                 2              $     44,439.32                 0.02%
     >21.00%                    5              $     93,662.11                 0.03%
------------------------------------------------------------------------------------
Wtd Avg 14.748              6,677              $286,777,015.43               100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Group II: Distribution of Gross Margins

------------------------------------------------------------------------------------------------
Gross Margin                       Count                Balance                   % by Balance
 .50 - 1.50                          5              $    356,240.85                       0.12%
1.51 - 2.00                         15              $  1,117,459.83                       0.39%
2.01 - 2.50                         25              $  1,495,734.83                       0.52%
2.51 - 3.00                        288              $ 20,094,285.89                       7.01%
3.01 - 3.50                        236              $ 12,314,701.68                       4.29%
3.51 - 4.00                        450              $ 26,761,807.24                       9.33%
4.01 - 4.50                      1,373              $ 68,363,302.28                      23.84%
4.51 - 5.00                        566              $ 22,497,775.82                       7.85%
5.01 - 5.50                      1,273              $ 53,480,938.97                      18.65%
5.51 - 6.00                        624              $ 24,693,739.01                       8.61%
6.01 - 6.50                        719              $ 24,438,054.96                       8.52%
6.51 - 7.00                        519              $ 16,575,107.71                       5.78%
7.01 - 7.50                        219              $  5,623,009.02                       1.96%
7.51 - 8.00                        217              $  5,593,962.46                       1.95%
  > 8.01+                          148              $  3,370,894.88                       1.18%
-----------------------------------------------------------------------------------------------
Wtd 4.994                        6,677              $286,777,015.43                     100.00%
Avg


Group II: Distribution of Next Adjustment Date

Month               Count                Balance                   % by Balance
-------------------------------------------------------------------------------------
Jul-00                1              $     32,831.15                      0.01%
Aug-00                2              $    123,450.86                      0.04%
Sep-00                6              $    621,503.75                      0.22%
Oct-00                5              $    480,160.42                      0.17%
Nov-00               30              $  2,893,880.26                      1.01%
Dec-00               58              $  4,758,489.79                      1.66%
Jan-01               66              $  5,308,191.83                      1.85%
Feb-01              104              $  7,124,180.05                      2.48%
Mar-01            2,556              $105,973,263.43                     36.95%
Apr-01            3,153              $131,020,075.26                     45.69%
May-01              671              $ 27,570,494.08                      9.61%
Oct-01                1              $     67,153.78                      0.02%
Mar-03               11              $    281,249.58                      0.10%
Apr-03               13              $    522,091.19                      0.18%
-------------------------------------------------------------------------------
Total             6,677              $286,777,015.43                    100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Group II: Net Funds Cap Schedule
       Assumptions:

Closing Date: May 18, 2000
1-Yr Libor:                           20%
1-Yr CMT:                             20%




                                  ACT/360
                                    Rate
Period          Date                Cap
 0          05/18/2000                  -
 1          06/20/2000            7.95265
 2          07/20/2000            8.74793
 3          08/20/2000            8.46575
 4          09/20/2000            8.46576
 5          10/20/2000            8.74797
 6          11/20/2000            8.46579
 7          12/20/2000            8.24800
 8          01/20/2001            8.00889
 9          02/20/2001            8.04104
10          03/20/2001            8.94221
11          04/20/2001            8.12805
12          05/20/2001            9.13619
13          06/20/2001            9.72590
14          07/20/2001           10.24240
15          08/20/2001            9.91201
16          09/20/2001            9.91202
17          10/20/2001           10.24243
18          11/20/2001            9.91204
19          12/20/2001           10.24246
20          01/20/2002            9.93900
21          02/20/2002            9.97122
22          03/20/2002           11.07916
23          04/20/2002           10.05813
24          05/20/2002           11.13001
25          06/20/2002           11.65607
26          07/20/2002           12.23686
27          08/20/2002           11.84212
28          09/20/2002           11.84212
29          10/20/2002           12.23685
30          11/20/2002           11.84211
31          12/20/2002           12.23684
32          01/20/2003           11.85558
33          02/20/2003           11.87171
34          03/20/2003           13.16347
35          04/20/2003           11.91517
36          05/20/2003           12.68129
37          06/20/2003           12.71990
38          07/20/2003           13.23990
39          08/20/2003           12.81280
40          09/20/2003           12.81279
41          10/20/2003           13.23987
42          11/20/2003           12.81277
43          12/20/2003           13.23986
44          01/20/2004           12.81276
45          02/20/2004           12.81275
46          03/20/2004           13.69637
47          04/20/2004           12.81273
48          05/20/2004           13.23981


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

    Settle                 5/18/2000
   First Pay               6/20/2000
IIA-2 First Pay             7/8/2000

Class                       Balance
IIA-1                   161,777,015.00
IIA-2                   125,000,000.00

-------------------------------------------------------------------------------------------------------------------
Scenarios                 I               II              III             IV               V                VI
-------------------------------------------------------------------------------------------------------------------
FIX                     0% MHP         150% MHP        175% MHP        200% MHP        225% MHP          250% MHP
-------------------------------------------------------------------------------------------------------------------
ARM                     0% MHP         150% MHP        200% MHP        250% MHP        300% MHP          350% MHP
-------------------------------------------------------------------------------------------------------------------

To Call

----------------------------------------------------------------------------------------
                     Scenarios      I        II       III       IV        V        VI
----------------------------------------------------------------------------------------
Class IIA-1          WAL           15.01     3.85      3.01     2.48      2.11     1.84
                 ----------------------------------------------------------------------
                     Maturity    12/2021   9/2008   11/2006   8/2005   10/2004   3/2004
                 ----------------------------------------------------------------------
Class IIA-2          WAL           24.23    14.19     11.64     9.76      8.37     7.28
                 ----------------------------------------------------------------------
                     Maturity     3/2027   9/2018    5/2016   6/2014   12/2012   8/2011
---------------------------------------------------------------------------------------

  To Maturity

----------------------------------------------------------------------------------------
                     Scenarios      I        II       III       IV        V        VI
----------------------------------------------------------------------------------------
Class IIA-1          WAL           15.01     3.85      3.01     2.48      2.11     1.84
                 -----------------------------------------------------------------------
                     Maturity    12/2021   9/2008   11/2006   8/2005   10/2004   3/2004
                 -----------------------------------------------------------------------
Class IIA-2          WAL           24.29    15.17     12.58    10.58      9.04     7.84
                 -----------------------------------------------------------------------
                     Maturity     1/2030   1/2030    1/2030   1/2030    1/2030   1/2030
----------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.